                                                                    EXHIBIT (17)

 ------------------------------------- ------------------------------------ ---------------------------------------
|     TO VOTE BY TELEPHONE            |       TO VOTE BY INTERNET          |        TO VOTE BY MAIL                |
| 1) Read the Proxy Statement and     | 1) Read the Proxy Statement and    |  1) Read the Proxy Statement          |
| have the proxy card below at hand.  | have the proxy card below at hand. |  2) Check the appropriate boxes on the|
| 2) Call toll-free 1-888-221-0697    | 2) Log on to www.proxyweb.com      |  proxy card on the reverse side.      |
| 3) Follow the simple instructions.  | 3) Follow the simple instructions. |  3) Sign and date the proxy Card.     |
|                                     |                                    |  4) Return the proxy card in the      |
|                                     |                                    |  envelope provided.                   |
 ------------------------------------- ------------------------------------ ---------------------------------------

               AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.

            AMERICAN CENTURY STRATEGIC ALLOCATION: CONSERVATIVE FUND

      PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 27, 2007

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholder of American
Century Strategic Allocation: Conservative Fund (the "Fund"), a series of
American Century Strategic Asset Allocations, Inc. (the "Corporation"), hereby appoints each of collectively or individually, Charles A. Etherington, David H.
Reinmiller, Brian L. Brogan, Otis H. Cowan and Janet A. Nash, as his or her
attorney-in-fact and proxy, with the power of substitution of each, to vote and act with respect to all shares of the Fund, which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Meeting") to be held on June
27, 2007 at the principal executive offices of the Corporation at 4500 Main
Street, Kansas City, Missouri 64111, at 11:00 a.m. Central Time, and at any
adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to an item, this proxy will be voted affirmatively on such matter. Discretionary authority is hereby conferred as to all other matters as may properly come before the
Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE CORPORATION.
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE
UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR"
THE PROPOSAL.

 --------------------------------------   Please complete, sign and return
|                                      |  this card as soon as possible.
|                                      |
|                                      |
|                                      |
|                                      |  --------------------------------------
|                                      |  Signature(s) and Title(s),       Date
 --------------------------------------   if applicable

                                          Please sign this proxy exactly as your name appears
                                          on the books of the Corporation.  Joint owners
                                          should each sign personally.  Trustees and other
                                          fiduciaries should indicate the capacity in which
                                          they sign, and where more than one name appears, a
                                          majority must sign.  If a corporation, this signature
                                          should be that of an authorized officer who should
                                          state his or her title.

                             ‹ FOLD HERE ›

PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK OR NUMBER 2 PENCIL. PLEASE DO
NOT USE FINE POINT PENS.

After careful consideration, the Board of Directors of the Corporation unanimously approved the proposal listed below and recommended that shareholders vote "for" the proposal.

                                                    FOR      AGAINST    ABSTAIN
                                                   ----       ----       ----
                                                  |    |     |    |     |    |
                                                   ----       ----       ----

1.   To approve the  reclassification  of the A Class shares
     of   the   American   Century   Strategic   Allocation:
     Conservative   Fund,  a  series  of  American   Century
     Strategic Asset Allocations, Inc., whereby all of the A
     Class  shares  will be  reclassified  as Advisor  Class
     shares of the American  Century  Strategic  Allocation:
     Conservative Fund.

YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN AND RETURN THIS CARD AS SOON AS
POSSIBLE.

 ------------------------------------- ------------------------------------ ---------------------------------------
|     TO VOTE BY TELEPHONE            |       TO VOTE BY INTERNET          |        TO VOTE BY MAIL                |
| 1) Read the Proxy Statement and     | 1) Read the Proxy Statement and    |  1) Read the Proxy Statement          |
| have the proxy card below at hand.  | have the proxy card below at hand. |  2) Check the appropriate boxes on the|
| 2) Call toll-free 1-888-221-0697    | 2) Log on to www.proxyweb.com      |  proxy card on the reverse side.      |
| 3) Follow the simple instructions.  | 3) Follow the simple instructions. |  3) Sign and date the proxy Card.     |
|                                     |                                    |  4) Return the proxy card in the      |
|                                     |                                    |  envelope provided.                   |
 ------------------------------------- ------------------------------------ ---------------------------------------

               AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.

              AMERICAN CENTURY STRATEGIC ALLOCATION: MODERATE FUND

      PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 27, 2007

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholder of American
Century Strategic Allocation: Moderate Fund (the "Fund"), a series of American
Century Strategic Asset Allocations, Inc. (the "Corporation"), hereby appoints each of Charles A. Etherington, David H. Reinmiller, Brian L. Brogan, Otis H.
Cowan and Janet A. Nash, collectively or individually, as his or her attorney-in-fact and proxy, with the power of substitution of each, to vote and act with respect to all shares of the Fund, which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Meeting") to be held on June
27, 2007 at the principal executive offices of the Corporation at 4500 Main
Street, Kansas City, Missouri 64111, at 11:00 a.m. Central Time, and at any
adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to an item, this proxy will be voted affirmatively on such matter. Discretionary authority is hereby conferred as to all other matters as may properly come before the
Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE CORPORATION.
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE
UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR"
THE PROPOSAL.

 --------------------------------------   Please complete, sign and return
|                                      |  this card as soon as possible.
|                                      |
|                                      |
|                                      |
|                                      |  --------------------------------------
|                                      |  Signature(s) and Title(s),       Date
 --------------------------------------   if applicable

                                          Please sign this proxy exactly as your name appears
                                          on the books of the Corporation.  Joint owners
                                          should each sign personally.  Trustees and other
                                          fiduciaries should indicate the capacity in which
                                          they sign, and where more than one name appears, a
                                          majority must sign.  If a corporation, this signature
                                          should be that of an authorized officer who should
                                          state his or her title.

                             ‹ FOLD HERE ›

PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK OR NUMBER 2 PENCIL. PLEASE DO
NOT USE FINE POINT PENS.

After careful consideration, the Board of Directors of the Corporation unanimously approved the proposal listed below and recommended that shareholders vote "for" the proposal.

                                                    FOR      AGAINST    ABSTAIN
                                                   ----       ----       ----
                                                  |    |     |    |     |    |
                                                   ----       ----       ----

1.   To approve the  reclassification  of the A Class shares
     of the American Century Strategic Allocation:  Moderate
     Fund,  a series of  American  Century  Strategic  Asset
     Allocations,  Inc.,  whereby all of the A Class  shares
     will be  reclassified  as Advisor  Class  shares of the
     American Century Strategic Allocation: Moderate Fund.

YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN AND RETURN THIS CARD AS SOON AS
POSSIBLE.

 ------------------------------------- ------------------------------------ ---------------------------------------
|     TO VOTE BY TELEPHONE            |       TO VOTE BY INTERNET          |        TO VOTE BY MAIL                |
| 1) Read the Proxy Statement and     | 1) Read the Proxy Statement and    |  1) Read the Proxy Statement          |
| have the proxy card below at hand.  | have the proxy card below at hand. |  2) Check the appropriate boxes on the|
| 2) Call toll-free 1-888-221-0697    | 2) Log on to www.proxyweb.com      |  proxy card on the reverse side.      |
| 3) Follow the simple instructions.  | 3) Follow the simple instructions. |  3) Sign and date the proxy Card.     |
|                                     |                                    |  4) Return the proxy card in the      |
|                                     |                                    |  envelope provided.                   |
 ------------------------------------- ------------------------------------ ---------------------------------------

               AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.

             AMERICAN CENTURY STRATEGIC ALLOCATION: AGGRESSIVE FUND

      PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 27, 2007

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholder of American
Century Strategic Allocation: Aggressive Fund (the "Fund"), a series of American
Century Strategic Asset Allocations, Inc. (the "Corporation"), hereby appoints each of Charles A. Etherington, David H. Reinmiller, Brian L. Brogan, Otis H.
Cowan and Janet A. Nash, collectively or individually, as his or her attorney-in-fact and proxy, with the power of substitution of each, to vote and act with respect to all shares of the Fund, which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Meeting") to be held on June
27, 2007 at the principal executive offices of the Corporation at 4500 Main
Street, Kansas City, Missouri 64111, at 11:00 a.m. Central Time, and at any
adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to an item, this proxy will be voted affirmatively on such matter. Discretionary authority is hereby conferred as to all other matters as may properly come before the
Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE CORPORATION.
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE
UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR"
THE PROPOSAL.

 --------------------------------------   Please complete, sign and return
|                                      |  this card as soon as possible.
|                                      |
|                                      |
|                                      |
|                                      |  --------------------------------------
|                                      |  Signature(s) and Title(s),       Date
 --------------------------------------   if applicable

                                          Please sign this proxy exactly as your name appears
                                          on the books of the Corporation.  Joint owners
                                          should each sign personally.  Trustees and other
                                          fiduciaries should indicate the capacity in which
                                          they sign, and where more than one name appears, a
                                          majority must sign.  If a corporation, this signature
                                          should be that of an authorized officer who should
                                          state his or her title.

                             ‹ FOLD HERE ›

PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK OR NUMBER 2 PENCIL. PLEASE DO
NOT USE FINE POINT PENS.

After careful consideration, the Board of Directors of the Corporation unanimously approved the proposal listed below and recommended that shareholders vote "for" the proposal.

                                                    FOR      AGAINST    ABSTAIN
                                                   ----       ----       ----
                                                  |    |     |    |     |    |
                                                   ----       ----       ----

1.   To approve the  reclassification  of the A Class shares
     of   the   American   Century   Strategic   Allocation:
     Aggressive Fund, a series of American Century Strategic
     Asset  Allocations,  Inc.,  whereby  all of the A Class
     shares will be  reclassified as Advisor Class shares of
     the American Century Strategic  Allocation:  Aggressive
     Fund.

YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN AND RETURN THIS CARD AS SOON AS
POSSIBLE.